NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- October 16, 2019 -- The Progressive Corporation (NYSE:PGR) today reported the following results for September 2019 and the third quarter of 2019:

	September			Quarter
(millions, except per share amounts and ratios; unaudited)	2019	2018	Change	2019	2018	Change

Net premiums written	$3,024.3	$2,726.9	11%	$9,621.2	$8,604.0	12%
Net premiums earned	$2,800.9	$2,476.1	13%	$9,012.2	$7,930.5	14%
Net income attributable to Progressive	$280.9	$250.0	12%	$841.7	$928.4	(9)%
Per share available to common shareholders	$0.47	$0.42	12%	$1.42	$1.57	(9)%
Total pretax net realized gains (losses) on securities	$50.1	$(1.3)	NM	$65.4	$182.1	(64)%
Combined ratio	92.3	90.1	2.2 pts.	91.9	90.3	1.6 pts.
Average diluted equivalent common shares	587.0	586.6	0%	587.1	586.6	0%
NM = Not Meaningful

(thousands; unaudited)	September	September
	2019	2018	Change
Policies in Force
Personal Lines
Agency – auto	6,903.8	6,249.3	10%
Direct – auto	7,716.0	6,875.8	12%
Total personal auto	14,619.8	13,125.1	11%
Total special lines	4,567.6	4,418.9	3%
Total Personal Lines	19,187.4	17,544.0	9%
Total Commercial Lines	748.7	691.9	8%
Property business	2,144.3	1,867.0	15%
Companywide Total	22,080.4	20,102.9	10%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
September 2019
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,024.3

Revenues:
Net premiums earned	$2,800.9
Investment income	83.9
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	16.8
Net holding period gains (losses) on securities	53.0
Net impairment losses recognized in earnings	(19.7)	Represents a write down on an investment in a federal renewable energy tax credit fund.
Total net realized gains (losses) on securities	50.1
Fees and other revenues	43.8
Service revenues	16.3
Total revenues	2,995.0

Expenses:
Losses and loss adjustment expenses	1,995.8
Policy acquisition costs	232.6
Other underwriting expenses	400.2
Investment expenses	1.8
Service expenses	15.7
Interest expense	15.9
Total expenses	2,662.0

Income before income taxes	333.0
Provision for income taxes	51.1	Includes $19.4 million of tax benefits related to both the ratable portion of federal renewable energy tax credits and research and experimentation credits.
Net income	281.9
Net (income) loss attributable to noncontrolling interest (NCI)	(1.0)
Net income attributable to Progressive	280.9

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(132.8)
Net unrealized losses on forecasted transactions	0.1
Other comprehensive income (loss)	(132.7)
Other comprehensive (income) loss attributable to NCI	1.0
Total comprehensive income attributable to Progressive	$149.2

1 For a description of our financial reporting and accounting policies, see Note 1 to our 2018 audited consolidated financial statements included in our 2018 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
September 2019
(millions)
(unaudited)

	Year-to-Date
	2019	2018	% Change
Net premiums written	$27,987.6	$24,668.1	13

Revenues:
Net premiums earned	$26,296.7	$22,738.7	16
Investment income	777.2	576.5	35
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	185.3	205.8	(10)
Net holding period gains (losses) on securities	536.9	(5.9)	NM
Net impairment losses recognized in earnings	(62.4)	(33.2)	88
Total net realized gains (losses) on securities	659.8	166.7	296
Fees and other revenues	403.4	342.4	18
Service revenues	144.1	119.6	20
Total revenues	28,281.2	23,943.9	18

Expenses:
Losses and loss adjustment expenses	18,323.4	15,769.2	16
Policy acquisition costs	2,200.7	1,889.7	16
Other underwriting expenses	3,643.0	3,123.0	17
Investment expenses	18.3	18.0	2
Service expenses	132.1	102.1	29
Interest expense	142.3	120.5	18
Total expenses	24,459.8	21,022.5	16

Income before income taxes	3,821.4	2,921.4	31
Provision for income taxes	916.0	560.2	64
Net income	2,905.4	2,361.2	23
Net (income) loss attributable to noncontrolling interest (NCI)	(5.9)	(10.6)	(44)
Net income attributable to Progressive	2,899.5	2,350.6	23

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	636.6	(243.6)	(361)
Net unrealized losses on forecasted transactions	0.6	0.6	0
Other comprehensive income (loss)	637.2	(243.0)	(362)
Other comprehensive (income) loss attributable to NCI	(5.8)	5.0	(216)
Total comprehensive income attributable to Progressive	$3,530.9	$2,112.6	67

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
September 2019
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2019	2018

Net income attributable to Progressive	$280.9	$2,899.5	$2,350.6
Less: Preferred share dividends	2.2	20.1	14.6
Net income available to common shareholders	$278.7	$2,879.4	$2,336.0
Per common share:
Basic	$0.48	$4.93	$4.01
Diluted	$0.47	$4.90	$3.98

Comprehensive income (loss) attributable to Progressive	$149.2	$3,530.9	$2,112.6
Less: Preferred share dividends	2.2	20.1	14.6
Comprehensive income (loss) attributable to common shareholders	$147.0	$3,510.8	$2,098.0
Per common share:
Diluted	$0.25	$5.98	$3.58

Average common shares outstanding - Basic	584.2	583.7	582.2
Net effect of dilutive stock-based compensation	2.8	3.6	4.5
Total average equivalent common shares - Diluted	587.0	587.3	586.7

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2019	2018
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.2)%	5.6%	0.5%
Common stocks	1.8%	19.5%	10.3%
Total portfolio	0.0%	6.7%	1.5%

Pretax annualized investment income book yield	2.9%	3.1%	2.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2019
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business [1]	Business	Total
Net Premiums Written	$1,189.1	$1,257.4	$2,446.5	$434.8	$143.0	$3,024.3
% Growth in NPW	8%	11%	10%	17%	15%	11%
Net Premiums Earned	$1,146.0	$1,180.2	$2,326.2	$344.5	$130.2	$2,800.9
% Growth in NPE	11%	13%	12%	17%	18%	13%

GAAP Ratios
Loss/LAE ratio	69.8	70.8	70.3	78.3	69.5	71.3
Expense ratio	19.0	21.9	20.5	21.8	28.9[2]	21.0
Combined ratio	88.8	92.7	90.8	100.1	98.4[2]	92.3

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$24.1
Current accident year						(39.9)
Calendar year actuarial adjustment	$3.0	$4.8	$7.8	$(25.0)	$1.4	$(15.8)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$24.1
All other development						19.6
Total development						$43.7

Calendar year loss/LAE ratio						71.3
Accident year loss/LAE ratio						72.9

1 Our Commercial Lines business recognized $88 million of net premiums written during the month, compared to $54 million in September 2018, as a result of renewing its commercial auto insurance coverage to an Uber Technologies subsidiary in the various states where we write these insurance policies. The combined ratio includes the actuarial adjustment recorded in the month, which solely impacts our traditional business market targets, and reflects an increase in bodily injury severity that we elected to record in September based on our ongoing review process.

2 Included in both the expense ratio and combined ratio is 3.8 points of amortization expense predominantly associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 25.1 and a combined ratio of 94.6.

3 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2019
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$11,418.2	$11,746.1	$23,164.3	$3,552.5	$1,270.8	$27,987.6
% Growth in NPW	12%	14%	13%	16%	16%	13%
Net Premiums Earned	$10,851.5	$11,113.7	$21,965.2	$3,190.4	$1,141.1	$26,296.7
% Growth in NPE	13%	16%	15%	21%	22%	16%

GAAP Ratios
Loss/LAE ratio	69.2	70.4	69.8	67.5	72.4	69.7
Expense ratio	19.1	21.1	20.1	21.2	30.7[1]	20.7
Combined ratio	88.3	91.5	89.9	88.7	103.1[1]	90.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(57.4)
Current accident year						(64.0)
Calendar year actuarial adjustment	$(29.8)	$(21.4)	$(51.2)	$(37.5)	$(32.7)	$(121.4)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(57.4)
All other development						(157.8)
Total development						$(215.2)

Calendar year loss/LAE ratio						69.7
Accident year loss/LAE ratio						68.9

1 Included in both the expense ratio and combined ratio is 4.5 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.2 and a combined ratio of 98.6.

2 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

September 2019
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $32,134.9)	$32,812.7
Short-term investments (amortized cost: $1,467.4)	1,467.4
Total available-for-sale securities	34,280.1
Equity securities:
Nonredeemable preferred stocks (cost: $1,054.2)	1,128.5
Common equities (cost: $1,210.3)	3,165.1
Total equity securities	4,293.6
Total investments[2,3]	38,573.7
Net premiums receivable	7,687.2
Reinsurance recoverables (including $3,145.1 on unpaid loss and LAE reserves)	3,298.4
Deferred acquisition costs	1,093.7
Goodwill and intangible assets	695.6
Other assets	2,659.5
Total assets	$54,008.1

Unearned premiums	$12,526.5
Loss and loss adjustment expense reserves	17,370.0
Other liabilities[2]	5,358.9
Debt	4,406.5
Total liabilities	39,661.9
Redeemable noncontrolling interest (NCI)	222.9
Shareholders' equity	14,123.3
Total liabilities, NCI, and shareholders' equity	$54,008.1

Common shares outstanding	584.6
Common shares repurchased - September	0
Average cost per common share	$0
Book value per common share	$23.31
Trailing 12-month return on average common shareholders' equity
Net income attributable to Progressive	26.3%
Comprehensive income attributable to Progressive	32.7%
Net unrealized pretax gains (losses) on fixed-maturity securities	$671.7
Increase (decrease) from August 2019	$(168.1)
Increase (decrease) from December 2018	$805.9
Debt-to-total capital ratio[4]	23.8%
Fixed-income portfolio duration	2.9
Weighted average credit quality	AA
1 As of September 30, 2019, we held certain hybrid securities and recognized a change in fair value of $6.1 million as a realized gain during the period we held these securities.
2 At September 30, 2019, we had $286.5 million of net unsettled security transactions classified in "other liabilities."
3 Includes $1.5 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
4 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.

Monthly Commentary

•	The Company has no additional commentary regarding September's results.

Events

We are currently scheduled to hold our quarterly Investor Relations event on Thursday, November 7, 2019, at 1:30 p.m. eastern time. The call and live webcast is scheduled to last 90 minutes and will begin with an approximate 45 minute presentation on our Horizon Three strategy, followed by a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to post our Shareholders' Report online and file our Quarterly Report on Form 10-Q with the SEC on Wednesday, November 6, 2019. Teleconference and webcast will be available at: http://investors.progressive.com/phoenix.zhtml? c=81824&p=irol-calendar.

We plan to release October results on Wednesday, November 13, 2019, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including our majority owned subsidiaries, American Strategic Insurance Corp. and its affiliates (ASI).

Progressive is the third largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; our ability to access capital markets and financing arrangements when needed to support growth or other capital needs, and the favorable evaluations by credit and other rating agencies on which this access depends; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions or under certain government programs; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers, including our efforts to enter into new business areas with which we have less experience; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events, and our ability to respond to changes in catastrophe loss trends; the effectiveness of our reinsurance programs; changes in vehicle usage and driving patterns, which may be influenced by oil and gas prices, changes in residential occupancy patterns, and the effects of the emerging “sharing economy”; advancements in vehicle or home technology or safety features, such as accident and loss prevention technologies or the development of autonomous or partially autonomous vehicles; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession, whether from cyber attacks, other technology events or other means; our continued access to and functionality of third-party systems that are critical to our business; our ability to maintain adequate staffing levels, and the sources from which we obtain talent; our continued ability to access cash accounts and/or convert securities into cash on favorable terms when we desire to do so; restrictions on our subsidiaries’ ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.